Investor Presentation
As of June 30, 2015
September 8-9, 2015

BB&T Capital Markets Coverage behind presentation
Exhibit 99.1
*****************
**************
**********
********************************************************************

Forward-Looking Statements
Certain
information
contained
in
this
discussion
may
include
“forward-looking
statements”
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended.
These
forward-looking
statements
relate
to
the
Company’s
future
operations
and
are
generally
identified
by
phrases
such
as
“the
Company
expects,”
“the
Company
believes”
or
words
of
similar
import.
Although
the
Company
believes
that
its
expectations
with
respect
to
the
forward-looking
statements
are
based
upon
reliable
assumptions
within
the
bounds
of
its
knowledge
of
its
business
and
operations,
there
can
be
no
assurance
that
actual
results,
performance
or
achievements
of
the
Company
will
not
differ
materially
from
any
future
results,
performance
or
achievements
expressed
or
implied
by
such
forward-looking
statements.
For
details
on
factors
that
could
affect
expectations,
see
the
Company’s
most
recently
issued
Annual
Report
on
Form
10-K,
as
filed
with
the
Securities
and
Exchange
Commission.

MONARCH FINANCIAL HOLDINGS, INC.

MONARCH

MONARCH BANK

MONARCH MORTGAGE

OBX BANK

FitzGerald Financial Group

MONARCH BANK PRIVATE WEALTH

ADVANCE FINANCIAL GROUP

MONARCH INVESTMENTS

COASTAL HOME MORTGAGE CO., LLC

MONARCH CHILDREN'S CHARITIES

REAL ESTATE SECURITY AGENCY

MNRK Profile
Monarch Financial Holdings, Inc. is
headquartered in Chesapeake, Virginia:
–
$1.17 billion in assets
–
$792 million in loans held for investment
–
$194 million in loans held for sale
–
$979 million in deposits
Monarch Bank, founded in 1998, has 11
offices in Hampton Roads and is the second
largest community bank by deposits in the
MSA.  LPO in Richmond opened late 2014.
OBX Bank, a division of Monarch Bank,
opened in May 2007 to serve the local needs of
the Outer Banks NC market with 2 offices.
Monarch Mortgage drives significant non-
interest income through retail residential
mortgage origination with 35+ offices.
Monarch Bank Private Wealth opened in
September 2012 to capture investment and
trust business with Raymond James Financial.

Chief Executive
President
CEO,
Executive Vice President & Chief Information
Executive Vice President & Chief Financial Officer
Executive Vice President & Chief Risk Officer

President
President Monarch
President
President Commercial
Senior Vice
EVP/Managing

Market President/Ba
Market President/Ba
Market President/Ba
Market President/Ba
Market President/Ba
Market Pres./Managing

Executive Vice
Senior
Senior Vice

Our senior management team consists of 21 experienced bankers with an average of 29 years experience in the financial services industry.  Bank loan production and risk is managed via specialization for real estate lending and a scalable market president approach.
–
~10%
Directors
and
Executive
Management
stock
ownership

Experienced Management Team
* Serves as a director of Monarch Bank and Monarch Financial Holdings, Inc.,
Years
Name
Bold
Position HC,
Others Bank Titles
Experience
Executive Management:
Brad E. Schwartz (52) *
Officer
31
E. Neal Crawford, Jr. (53)*
30
William T. Morrison (53)*
Monarch Mortgage
31
Denys J. Diaz (48)
Officer
23
Lynette P. Harris (58)
33
Andrew N. Lock (51)
23
Line of Business
Leaders:
James Ferber
Residential Real Estate Finance Group
33
Jack Lane
Mortgage
23
Steve Layden
Commercial Banking Group
37
Jeremy Starkey
Real Estate Finance
Group
24
Theresa Ruby
President                 Cash Management/Treasury Services
30
Patrick Faulkner
Director              Private Wealth/Investments
29
Market
Presidents:
David Ropp
nker
Chesapeake
31
Chas Wright
nker           Virginia Beach
12
Craig Reilly
nker            Norfolk
18
David McGlaughon
nker            OBX Bank
35
William Carr
nker            Newport News/Peninsula
35
Bernie Ngo
Dir.      Williamsburg/Private Wealth
32
Support Leaders:
Barry Mathias
President              Chief Credit Officer
44
Karyn Mercier
Vice President                 Retail Banking
37
Amy Harris
President
Marketing & Sales Support
14

MONARCH FINANCIAL HOLDINGS, INC.

Chesapeake Bay
Hampton
VIRGINIA
664
64
Norfolk
460
Portsmouth
264
Virginia Beach
Chesapeake
168
Atlantic Ocean
258
17
158
NORTH CAROLINA
Albemarle Sound
15
12
MD
Gaithersburg
Greenbelt
Fredericksburg
Richmond
VA
NC
Charlotte
Greenwood
Wilmington
SC

Monarch Markets
OBX Bank:
Kitty Hawk, NC
Nags Head, NC
Monarch Bank Private Wealth / Monarch Investments:
Williamsburg, VA (NEW 2012)
Norfolk, VA (NEW 2015)
Monarch Bank:
Chesapeake, VA (2)
Williamsburg, VA  (2012)
Norfolk, VA (2)
Newport News, VA/LPO (2013)
Virginia Beach, VA (5)
Richmond, VA/LPO (2014)
Monarch Mortgage:
Chesapeake, VA (3)
Norfolk, VA (3)
Virginia Beach, VA (4)
Suffolk, VA
Richmond, VA (2)
Fredericksburg, VA
Fairfax, VA (2)
Newport News, VA
Bowie, MD
Crofton, MD
Gaithersburg, MD
Greenbelt, MD
Rockville, MD (2)
Towson, MD
Waldorf, MD
Annapolis, MD
Charlotte, NC (2)
Kitty Hawk, NC
Wilmington, NC (2)
Greenwood, SC
Hampton Roads MSA is 2
nd
largest in Virginia and 37
th
largest in US (1.67 million people 2010 census)
Multistate
Mortgage
Market (VA, MD,
DC, NC, SC)

Deposit Market Share
Bank Name
Offices
Deposit $
(thousands)
Bank
Market
%
Cumul.
Market%
5-Year
Growth
1. Wells Fargo
54
$4,404,872
20.37%
20.37%
(1.05%)
2. Towne Bank
26
3,611,649
16.70%
37.07%
3.62%
3. SunTrust
Bank
41
3,495,965
16.16%
53.23%
1.05%
4. BB&T
51
2,916,523
13.48%
66.71%
0.66%
5. Bank of America
37
2,343,009
10.83%
77.54%
(1.70%)
6. Monarch
Bank
10
$774,412
3.58%
81.12%
1.06%
7. Old Point Bank
21
717,447
3.32%
84.44%
0.17%
8. Bank Hampton Roads
18
621,522
2.87%
87.31%
(1.16%)
9. PNC Bank
12
360,283
1.67%
88.98%
(0.48%)
10. Farmers Bank
5
332,666
1.54%
90.52%
(0.16%)
22 Smaller Banks
78
2,050, 389
9.48%
100%
(2.00%)
TOTAL
355
$21,628,737
100%

Long-term “Smart Growth” Strategy
Grow Banking
Franchises
Grow Core
Deposits
Maintain Risk
Management
Focus
Grow Non-
Interest Income
Lines of Business
Maintain
Financial
Discipline
Use
Market
Presidents
and
advisory
boards
for
product
and
service
delivery
in
Hampton
Roads,
Richmond
and
OBX
NC.
Focus
on
organic
growth
and
acquisition
of
bank
and
non-interest
income
companies
and
team
lift-out
opportunities.
Use
methodical
hiring
to
grow
balance
sheet
and
earnings.
Continue
to
conservatively
underwrite
loans
with
strong
committee
structure
and
aggressively
manage
problem
assets.
Maintain
strong
risk
management
focus
in
mortgage
origination
business,
and
use
compliance
as
a
strategic
advantage
in
shrinking
competitor
pool.
Private
Banking/Cash
Management
Group
focused
on
core
deposit
generation
and
service
of
business
deposits,
focus
on
checking
account
growth,
office
repositioning
and
technology.
Target
of
$50
million
or
more
per
office,
average
$75+
million
per
office.
Build
and
maintain
sustainable
revenue
and
net
income
sources
incremental
to
our
spread
income
through
residential
mortgage
origination
and
investment
management
income
activities,
all
with
bottom
line
focus.
Deliver
high
performance
shareholder
returns
through
strict
adherence
to
risk
management
and
pricing
philosophy.
Use
incentives
to
drive
growth
and
behavior.
Remain
a
shareholder
focused
company
targeting
EPS
and
dividend
growth.
Balance
our
shareholder
focus
with
the
community.

MONARCH FINANCIAL HOLDINGS, INC.

Monarch Earns "Superior" Five-stars

The highest rating from Bauer Financial, the nation's leading independent bank rating and research firm.

Virginia Business BEST Places to Work 2014

Virginia Business BEST Places to Work 2015

Recognition
Virginia Business -
Best Places to Work in Virginia 2014 and 2015
Inside Business -
Best Places to Work in Hampton Roads in 2007, 2009,
2011, 2012
KBW Honor Roll Award winner 2011 (top 40), 2012 (top 45) and 2013 (top
48).  One of two banks in Virginia to win all three years.
Sandler Sm-all Star Award for 2012 and 2006 financial performance.
American Banker Top Community Banks under $2 billion, #18 2014,
#35 in 2013, #41 in 2012 (3 year average ROE)
BB&T Capital Markets/Scott and Stringfellow “Buy” recommendation
Recognized three times as “Rising 20” growth company in Hampton Roads
Bauer top 5-STAR bank rating since 2009

Financial Highlights
(balance
sheet & P&L in millions)
YTD
2015
2014
2013
2012
2011
CAGR
2014-2011
Total Assets
$1,170
$1,067
$1,017
$1,216
$909
8%
Loans, HFI
793
773
713
661
608
8%
Loans, HFS
194
148
99
419
212
-2%
Total Deposits
979
919
893
902
740
8%
Stockholders Equity
113
107
98
87
76
12%
Interest Income LHFS
$3.0
$        4.9
$        7.0
$      11.3
$            5.4
-2%
Net Interest Income
21.8
39.3
39.6
40.6
$33.6
4%
Non-Interest Income
45.9
67.1
69.9
89.8
54.7
5%
Net Income
6.9
11.2
11.1
12.8
7.1
12%
N.I. Available to Common Shareholders
6.9
11.2
11.1
11.4
5.6
19%
Return on Equity
12.62%
10.95%
11.97%
15.84%
9.66%
3%
Diluted Earnings per Share
$0.64
$1.05
$1.08
$1.25
$0.70
11%
Book Value per Share
$10.52
$10.10
$9.29
$8.80
$7.81
8%
Net Interest Margin
4.30%
4.25%
4.13%
4.29%
4.51%
-1%
NPAs & 90 PD / Total Assets
0.19%
0.28%
0.25%
0.29%
0.84%
-35%
Loan Loss Reserves / Loans, HFI
1.09%
1.16%
1.27%
1.65%
1.63%
-11%
Total Risk Based Capital/RBA
13.62%
13.79%
13.91%
12.05%
12.42%
3%
Average Shares Outstanding, diluted
10,771,660
10,689,219
10,299,471
10,271,874
10,165,105
2%

MONARCH FINANCIAL HOLDINGS, INC.

Monarch Bank
Overall Performance Ranking
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percentile
3q10
4q10
1q11
2q11
3q11
4q11
1q12
2q12
3q12
4q12
1q13
2q13
3q13
4q13
1q14
2q14
3q14
4q14
1q15
2q15
Quarter
Upper Quartile
3rd Quartile
2nd Quartile
Lower Quartile
Average

Page 10 Peer Analytics – Overall 5 Year Performance Source: Briden Banking Report, performance ranking among 50+ peers

$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.70
$1.25
$1.08
$1.05
$0.64
$0.16
$0.19
$0.24
$0.31
$0.17
2011
2012
2013
2014
YTD-2015
EPS
Dividends

$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.16
$0.19
$0.24
$0.31
$0.17
2011
2012
2013
2014
YTD-2015

$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$7.81
$8.80
$9.29
$10.10
$10.45
2011
2012
2013
2014
YTD-2015

Per  Share Returns
Cash Dividend Growth
Growing Book Value Per Share
Shareholder Focus
Cash Dividend is
currently at $0.09
per share
High mortgage loan
refinance volume Q3-
12, Q4-12, Q1-13 drove
uneven EPS growth

MONARCH FINANCIAL HOLDINGS, INC.

In thousands
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Mortgage Refinance Boom
$5,949
$7,126
$12,894
$11,091
$11,212
$5,720
$6,885
2010
2011
2012
2013
2014
6M-2014
6M-2015

5 Year Net Income Trend Mortgage Refinance Boom In thousands

MONARCH FINANCIAL HOLDINGS, INC.

Return on equity (adjusted for Sub-S)
2q 2015

Return on equity (adjusted for Sub-S)
20.00
15.00
10.00
5.00
0.00
-5.00
-10.00
3q10 4q10 1q11 2q11 3q11 4q11 1q12 2q12 3q12 4q12 1q13 2q13 3q13 4q13 1q14 2q14 3q14 4q14 1q15 2q15
Monarch Bank
Upper Quartile
Median
Lower Quartile

Return on assets (adusted for Sub-S)
2q 2015

Return on assets (adjusted for Sub-S)
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
-0.20
-0.40
-0.60
3q10 4q10 1q11 2q11 3q11 4q11 1q12 2q12 3q12 4q12 1q13 2q13 3q13 4q13 1q14 2q14 3q14 4q14 1q15 2q15
Monarch Bank
Upper Quartile
Median
Lower Quartile

Core Earnings
2q 2015

Pretax ROA (exc. securities gains & loan loss provision)
2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
3q10 4q10 1q11 2q11 3q11 4q11 1q12 2q12 3q12 4q12 1q13 2q13 3q13 4q13 1q14 2q14 3q14 4q14 1q15 2q15
Monarch Bank
Upper Quartile
Median
Lower Quartile

Net interest income / average assets
2q 2015

Net interest income / average assets
4.50
4.25
4.00
3.75
3.50
3.25
3.00
3q10 4q10 1q11 2q11 3q11 4q11 1q12 2q12 3q12 4q12 1q13 2q13 3q13 4q13 1q14 2q14 3q14 4q14 1q15 2q15
Monarch Bank
Upper Quartile
Median
Lower Quartile

Page 13 High Performance Profitability

64,505
-
113,459
792,962
-
78,192
119,259
-
847,943
193,948
-
131,080
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
1,000,000
1,100,000
1,200,000
Equity Capital
Other Liabilities
& $10 MM TPS
Core Deposits
Non-core funding
(MMDA & CDARS)
Mortgage Loans
Held for Sale
Cash / Investments
Loans Held for
Investment
Other Assets

Balance Sheet 6/30/2015
In millions

Steady LHFI Loan Growth
Deposit Growth
Balance Sheet Growth
$186
$212
$419
$100
$148
$194
$792
$773
$713
$661
$608
$559
$0
$200
$400
$600
$800
$1,000
$1,200
2010
2011
2012
2013
2014
Q2-15
$713
$740
$902
$895
$919
$979
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2010
2011
2012
2013
2014
Q2-15
$130
$175
$260
$263
$302
$347
$0
$50
$100
$150
$200
$250
$300
$350
$400
2010
2011
2012
2013
2014
Q2-15
Focus on DDA Growth
LHFI
+ 8% 2014
+ 7% 2013
DDA
38% Core Deposits
32% Total Deposits

Higher
risk
line
of
business
actively
monitors
and
manages
real
estate
exposure
-
Centralized
residential
real
estate
and
construction
underwriting
and
monitoring
-
Centralized
Commercial
Real
Estate
Group,
with
CRE
loan
brokerage
capability
Mortgage
loans
held
for
sale
(MLHFS)
provide
additional
spread
income
and
average
35+
days
on
the
balance
sheet
Diversified Loan Portfolio
14%
11%
16%
18%
12%
6%
2%
1%
20%
Commercial
RE Comm-OO
RE Comm-NOO
RE Construction
RE Residential
RE Heloc
RE Multifamily
Consumer
MLHFS
TOTAL LOANS BY PURPOSE CODE
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
LHFI
LHFS
TOTAL LOANS

MONARCH FINANCIAL HOLDINGS, INC.

Nonperforming loans + OREO / total assets
2q 2015

Nonperforming loans + OREO / total assets
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
3q10 4q10 1q11 2q11 3q11 4q11 1q12 2q12 3q12 4q12 1q13 2q13 3q13 4q13 1q14 2q14 3q14 4q14 1q15 2q15
Monarch Bank
Upper Quartile
Median
Lower Quartile

Net charge-offs / total loans
2q 2015

Net charge-offs / total loans
0.60
0.50
0.40
0.30
0.20
0.10
0.00
-0.10
3q10 4q10 1q11 2q11 3q11 4q11 1q12 2q12 3q12 4q12 1q13 2q13 3q13 4q13 1q14 2q14 3q14 4q14 1q15 2q15
Monarch Bank
Upper Quartile
Median
Lower Quartile

Texas Ratio
2q 2015

Nonperforming + OREO / Tier 1 + ALLL
60.00
50.00
40.00
30.00
20.00
10.00
0.00
3q10 4q10 1q11 2q11 3q11 4q11 1q12 2q12 3q12 4q12 1q13 2q13 3q13 4q13 1q14 2q14 3q14 4q14 1q15 2q15
Monarch Bank
Upper Quartile
Median
Lower Quartile

Loan loss reserve / nonperforming loans
2q 2015

Loan loss reserve / nonperforming loans
450.00
400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
0.00
3q10 4q10 1q11 2q11 3q11 4q11 1q12 2q12 3q12 4q12 1q13 2q13 3q13 4q13 1q14 2q14 3q14 4q14 1q15 2q15
Monarch Bank
Upper Quartile
Median
Lower Quartile

Asset Quality in Top Quartile/Decile Page 17

Non

($ in 000s)

Mortgage banking							
Investment and insurance commissions							
Service charges and fees							
Title company							
Other

Non-Interest Income Growth
Our
strategy
involves
building
and
maintaining
sustainable
revenue
and
net
income
sources
in
addition
to
traditional
banking
spread
income
–
Monarch
Mortgage:
Originates
retail
prime
residential
mortgage
loans
–
Real
Estate
Security
Agency:
Residential
and
commercial
title
and
settlement
–
Monarch
Capital:
Commercial
mortgage
brokerage
services
through
Atlantic
Capital
minority
ownership
–
Monarch
Bank
Private
Wealth:
Iinvestment,
trust,
financial
planning
* Operating Revenue defined as non-interest income plus net-interest income
-Interest Income
2009
2010
2011
2012
2013
2014
YTD-
2015
revenue
$32,477
$50,506
$51,362
$86,338
$65,672
$62,440
$43,304
749
290
250
173
1,054
1,592
744
1,502
1,637
1,630
1,830
1,942
2,058
1,075
revenue
309
599
618
814
789
670
474
597
472
885
606
425
319
63
Total Non-Interest Income
$35,634
$53,503
$54,745
$89,761
$69,882
$67,079
$45,660
Non-Interest Income / Operating Revenue
61.7%
63.7%
63.1%
66.9%
61.2%
60.9%
67.6%

MONARCH FINANCIAL HOLDINGS, INC.

MONARCH BANK & MORTGAGE

Monarch
Mortgage,
headquartered
in
Virginia
Beach,
was
founded
in
May
2007.
Retail
origination
of
permanent
residential
mortgage
loans
primarily
sold,
servicing
released,
into
the
secondary
market.
Partnered
with
top
local
residential
realty
company
in
2013
and
opened
8
in-office
locations
trading
as
Advance
Mortgage.
Strong
risk
management
and
bank
oversight
Experienced
and
proven
management
team
Monarch
Mortgage
operates
35+
locations
–
14
in
core
banking
markets
–
24
in
mortgage
only
markets
Significant
origination
capabilities:
–
Retail
originations
only
–
Primary
focus
on
purchase
market,
66%
of
closings
in
2015
–
Outlying
market
leaders
share
in
profits
and
take
losses
in
bad
times
–
Maintain
$3+
million
in
operating
reserves
for
repurchase
risk
$75
$200
$577
$1,186
$1,630
$1,656
$2,703
$1,980
$1,604
$1,094
$0.00
$500.00
$1,000.00
$1,500.00
$2,000.00
$2,500.00
$3,000.00
2006
2007
2008
2009
2010
2011
2012
2013
2014
YTD-15

NII -
Monarch Mortgage
Mortgage Originations
In millions

MONARCH FINANCIAL HOLDINGS, INC.

MONARCH BANK
PRIVATE WEALTH

NII -
Monarch Bank Private Wealth
Began
Operations
in
September
2012
Hired
proven
team
of
12
from
Suntrust
—
Investment
Professionals
—
Private
Bankers,
Commercial
Lender,
CFPs
Raymond
James
serves
as
Broker-Dealer
Target
market
is
retiree
and
professionals
with
$500,000+
in
investible
assets
Through
June
30,
2015:
—
$246
million
in
assets
under
management,
$1.5+
million
forecast
revenue
2015
—
$82
million
in
discretionary
traded
accounts
driving
recurring
fee
revenue
—
232
client
relationships,
80%
with
Goal
Planning
&
Monitoring
plans
Expanded
throughout
banking
footprint
with
offices:
—
Williamsburg
/
Bernie
Ngo
&
Pat
Faulkner
—
Norfolk
/
Ben
Vanderberry
—
Monarch
Investments
(under
$500k)/
Barbara
Spady
$15
$15
$103
$185
$235
$246
$0
$50
$100
$150
$200
$250
$300
2010
2011
2012
2013
2014
YTD-15
Assets Under Management

Monarch Financial Holdings, Inc. is one bank holding company (2006)
Publicly traded on Nasdaq Capital Market symbol MNRK
—
Common Equity 10,777,965 shares
$113,375,000
—
Pooled Trust Preferred at L+160
$  10,000,000
Total Capital
$123,375,000
Capital Activities
—
20,000,000 common shares authorized
—
Issued $14.7 Million in TARP in December 2008 as an abundance of caution. Repaid TARP Capital in full in December 2009.
—
$20 million of Non-cumulative Perpetual Convertible Preferred issued in 2009.  Force converted to common stock in Q1-2013, 800,000 shares of preferred converted to 3.0 million shared of common.
—
Began paying common stock dividends in 2010
•
($0.14=2010, $0.16=2011, $0.19=2012, $0.24=2013, $0.31=2014,
$0.17= mid-2015)
—
Performed common stock 6:5 split as of November 2012

Capital

Risk Management
Company
has
an
Enterprise
Risk
Management
Committee
to
ensure
risk
is
properly
identified
and
managed
The
credit
risk
within
the
company
is
overseen
by
our
experienced
Chief
Risk
Officer
and
Chief
Credit
Officer
—
All
loans
are
reviewed
and
loan
relationships
that
exceed
$1,500,000
are
approved
by
either
a
management
loan
committee
or
a
board
of
directors’
loan
committee
weekly
for
responsiveness
—
All
loans
are
risk
rated
with
those
ratings
reviewed
annually
by
an
independent
third-party
loan
review
service
Mortgage
operational
risks
are
managed
through
an
experienced
senior
management
team
at
Monarch
Mortgage
along
with
oversight
from
Monarch
Bank
senior
management.
William
Morrison,
Monarch
Mortgage
CEO,
previously
served
as
a
chief
credit
officer
for
a
local
community
bank
Investment
risk
oversight
of
Raymond
James
Financial
Services
Other
than
credit
risk
our
banking
risk
includes
interest
rate
risk,
which
we
manage
through
an
active
Asset/Liability
Management
Committee

High performing, diversified financial services company
Attractive franchise in 37
th
Largest MSA in Country
Experienced management with scalable structure for growth
Appetite for growth in all lines of business
Conservative underwriting culture / strong asset quality
Significant mortgage operations with focus on growing additional non-interest income lines of business
Outperform peers through people, disciplined growth and risk management

Why Invest in Monarch?

Monarch Bank
Peer Group

Bank Name	City	State	Assets	Branches	Established
1880 Bank	Cambridge	MD	192,823	3	1/1/1880
Bank Of Delmarva	Seaford	DE	469,420	13	12/14/1896
Bank Of Hampton Roads	Virginia Beach	VA	1,607,973	28	12/8/1987
Bank Of Lancaster	Kilmarnock	VA	413,645	8	11/1/1930
Bank Of Mckenney	Mc Kenney	VA	217,124	7	1/1/1906
Bank Of Ocean City	Ocean City	MD	270,324	6	1/1/1916
Bank Of Virginia	Midlothian	VA	343,101	4	1/12/2004
Benchmark Community Bank	Kenbridge	VA	502,410	13	9/8/1971
Calvin B.taylor Banking Company Of Berlin	Berlin	MD	459,322	10	1/1/1890
Chesapeake Bank	Kilmarnock	VA	660,507	14	12/31/1899
Citizens Bank And Trust Company	Blackstone	VA	343,865	11	7/15/1873
Citizens Community Bank	South Hill	VA	170,236	5	12/13/1999
Community Bank Of The Chesapeake	Waldorf	MD	1,124,128	11	1/1/1950
Community Bankers' Bank	Midlothian	VA	146,664	1	1/2/1987
Cornerstone Bank	Wilson	NC	107,865	1	3/15/2000
County Bank	Rehoboth Beach	DE	345,169	7	7/9/1990
County First Bank	La Plata	MD	222,494	7	3/28/1990
Easton Bank & Trust Company	Easton	MD	130,391	3	7/1/1993
Essex Bank	Richmond	VA	1,158,756	21	1/1/1926
Evb	Tappahannock	VA	1,219,669	28	1/1/1910
Farmers Bank (Windsor)	Windsor	VA	410,355	6	11/15/1919
Farmers Bank Of Willards	Willards	MD	307,277	8	1/3/1925
First Capital Bank	Glen Allen	VA	615,962	8	12/18/1998
First South Bank	Washington	NC	899,025	35	1/1/1902
Hebron Savings Bank	Hebron	MD	543,130	12	6/11/1910
Heritage Bank	Norfolk	VA	323,637	5	2/7/1977
Ks Bank	Smithfield	NC	323,471	10	1/1/1924
Little Bank	Kinston	NC	344,449	8	11/9/1998
Monarch Bank	Chesapeake	VA	1,170,363	13	4/14/1999
North State Bank	Raleigh	NC	752,368	7	6/1/2000
Old Point National Bank Of Phoebus	Hampton	VA	888,344	22	11/4/1922
Paragon Commercial Bank	Raleigh	NC	1,312,228	2	5/10/1999
Providence Bank	Rocky Mount	NC	236,091	4	3/14/2006
Provident State Bank	Preston	MD	292,841	7	1/1/1904
Southern Bank And Trust Company	Mount Olive	NC	2,169,478	67	1/1/1901
Talbot Bank Of Easton	Easton	MD	578,240	7	6/8/1885
Townebank	Portsmouth	VA	6,055,141	29	4/8/1999
Trustatlantic Bank	Raleigh	NC	429,059	5	5/22/2000
Union Bank & Trust (Richmond)	Richmond	VA	7,476,584	133	11/4/1997
Union Bank & Trust Company	Oxford	NC	262,067	6	4/3/2006
Village Bank	Midlothian	VA	424,922	11	12/13/1999
Virginia Commonwealth Bank	Petersburg	VA	283,416	7	8/22/1936
Virginia Community Bank	Louisa	VA	214,548	8	9/10/1976
Virginia National Bank	Charlottesville	VA	529,892	9	7/29/1998
Virginia Partners Bank	Fredericksburg	VA	283,008	3	8/5/2008
Xenith Bank	Richmond	VA	991,859	8	1/27/2003

Peer Group for Specific Peer Charts Page 24 Source of Peer Group Metrics: Briden Bankers Caddy